SUPPLEMENT TO THE PROSPECTUSES
OF
ALLSPRING ALTERNATIVE FUNDS
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
ALLSPRING MONEY MARKET FUNDS
ALLSPRING MULTI-ASSET FUNDS
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
ALLSPRING SPECIALTY FUNDS
ALLSPRING TAXABLE FIXED INCOME FUNDS
ALLSPRING U.S. EQUITY FUNDS
(Each a “Fund”, together the “Funds”)

At a meeting held August 16-17, 2022, the Board of Trustees of Allspring Funds Trust approved changes to Institutional Class eligibility for the Funds, effective with purchases made on or after September 30, 2022. In connection with this change, the following amendments are made to the Prospectus, effective September 30, 2022:

In the section “Account Information - Share Class Eligibility” the following bullets are added to the list of investors that are able to purchase Institutional Class shares without being subject to an investment minimum:

■	Current and retired employees, directors/trustees and officers of:
• Allspring Funds (including any predecessor funds);
• Allspring Global Investments Holdings, LLC and its affiliates; and
• family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing.

■	Current employees of: • a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

August 18, 2022	IEIT082/P304SP